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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: May 28, 2003


                               USDATA Corporation
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                 (Exact Name of Registrant Specified in Charter)


       Delaware                    000-25936                     75-2405152
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    (State or Other               (Commission                  (IRS Employer
    Jurisdiction of               File Number)              Identification No.)
    Incorporation)


    2435 N. Central Expressway, Richardson, TX                     75080
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    (Address of Principal Executive Offices)                     (Zip Code)


           Registrant's telephone, including area code: (972) 680-9700

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

                  On May 22, 2003, USDATA Corporation (the "Company") issued a press release announcing that the Company received notice of a Nasdaq staff determination that the Company's common stock will be delisted from The Nasdaq SmallCap Market at the opening of business on May 27, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit No.                Description

99.1                       Press Release dated May 22, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USDATA CORPORATION


Date: May 28, 2003                        /s/ Jennifer P. Dooley
                                          --------------------------------------
                                          Name: Jennifer P. Dooley
                                          Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------
99.1                        Press Release dated May 22, 2003